UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 20, 2005
Nash-Finch Company
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-785 (Commission File Number)	41-0431960 (I.R.S. Employer Identification No.)

7600 France Avenue South, Minneapolis, Minnesota		55435
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (952) 832-0534
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
NASH-FINCH COMPANY EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K DATED DECEMBER 20, 2005
Press Release

Item 8.01   Other Events.
     On December 20, 2005, Nash Finch issued a press release reporting that a class action lawsuit has been filed against the Company and certain of its executive officers alleging violations of the Securities Exchange Act of 1934. The press release is incorporated herein by reference.
Item 9.01   Financial Statements and Exhibits.
(c)	Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release, issued by the Registrant, dated December 20, 2005.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASH-FINCH COMPANY
Date: December 20, 2005	By:	/s/ LeAnne M. Stewart
		Name:	LeAnne M. Stewart
		Title:	Senior Vice President and Chief Financial Officer

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NASH-FINCH COMPANY
EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
DATED DECEMBER 20, 2005

Exhibit No.	Description	Method of Filing
99.1	Press Release, issued by the Registrant, dated December 20, 2005	Filed herewith

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